SONO-TEK CORPORATION
                             2012 Route 9W, Bldg. 3
                             Milton, New York 12547



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                 AUGUST 16, 1996

The 1996 Annual Meeting of Shareholders of Sono-Tek Corporation ( the "Company") will be held in the Crystal Room at the Ramada Inn, 1055 Union Avenue, Newburgh, NY 12550 on August 16, 1996 at 9:00 A.M., local time, for the following purposes:

           1. To elect three (3) directors of the Company to serve for the term set forth in the accompanying Proxy Statement and until their successors are duly elected and qualified.

           2.  To  ratify  the  appointment  of  Anchin,  Block & Anchin  as the
               Company's   independent  auditors  for  the  fiscal  year  ending
               February 28, 1997.

           3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on June 27, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjounments thereof. A list of shareholders entitled to vote will be available for examination by interested shareholders at the offices of the Company, 2012 Route 9W, Bldg. 3, Milton, New York 12547 during ordinary business hours until the meeting.


Joy DeNitto, Secretary


                              Dated: July 17, 1996



             YOUR VOTE IS IMPORTANT. EVEN IF YOU DESIRE TO ABSTAIN,

          PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING

                             POSTAGE PAID ENVELOPE.

                              SONO-TEK CORPORATION
                             2012 Route 9W, Bldg. 3
                             Milton, New York 12547

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 16, 1996

The accompanying proxy is solicited by the Board of Directors of SONO-TEK CORPORATION, a New York corporation (the "Company"), for use at the 1996 Annual Meeting of Shareholders of the Company to be held on August 16, 1996.

All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the shareholder's instructions contained in such Proxy. In the absence of contrary instructions, shares represented by such proxy will be voted
(i) FOR approval of the election of the nominees set forth herein, and (ii) FOR the ratification of the appointment of Anchin, Block & Anchin as the Company's auditors for the fiscal year ending February 28, 1997. A shareholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices in Milton, New York either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the 1996 Annual Meeting and expressing a desire to vote his or her shares in person. All costs of this solicitation are to be borne by the Company.

Abstentions will be treated as shares present and entitled to vote for quorum purposes but as not voted for purposes of determining the approval of any matters submitted to the shareholders for a vote. Except as otherwise provided by law or by the Company's certificate of incorporation or bylaws, abstentions will not be counted in determining whether a matter has received a majority of votes cast. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Broker non-votes are not counted for quorum purposes.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders, the Proxy, and the 1996 Annual Report to Shareholders are intended to be mailed on or about July 17, 1996 to shareholders of record at the close of business on June 27, 1996. At said record date, the Company had 4,204,913 outstanding shares of common stock.


                          ITEM 1. ELECTION OF DIRECTORS
                          -----------------------------

The Board of Directors is divided into two classes. The directors in each class are to serve for a term of two years, and until their respective successors are duly elected and qualify. Three (3) directors will be elected at the Annual Meeting by plurality vote to hold office until the Company's 1998 Annual Meeting of Shareholders and until their successors shall be duly elected and shall qualify.

Management intends to vote the accompanying Proxy FOR election as directors of the Company, the nominees named below, unless the Proxy contains contrary instructions. Proxies that direct the Proxy holders to withhold voting in the matter of electing directors will not be voted as set forth above. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. On all matters that may properly come before the 1996 Annual Meeting, each share has one vote. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the Proxy will be voted for the election of such person or persons as shall be designated by the directors.


NOMINEES FOR DIRECTORS
- ----------------------
The following three persons, all of whom are currently serving as directors, are nominated for election as directors of the Company to hold office until the Company's 1998 Annual Meeting of Shareholders.

Samuel Schwartz, 76, has been a Director of the Company since August 1987 and Chairman of the Board since February, 1993. From 1959 to 1993 he was the Chairman and CEO of Krystinel Corporation, a manufacturer of ceramic magnetic components used in electronic circuitry. He received a B.Ch.E from Rensselaer Polytechnic Institute in 1941 and a M.Ch.E from New York University in 1948.

J. Duncan Urquhart, 42, has been the Controller of the Company since January 1988 and Treasurer of the Company since September 1988. From 1976 to 1987, Mr. Urquhart was employed by Standex International Corporation, a multinational Fortune 600 company. In 1978 Standex acquired James Burn International, a manufacturer of specialized products and machinery for the bookbinding industry where Mr. Urquhart served as Chief Accountant, Assistant Controller and, from 1985 through 1987, as Controller. Mr. Urquhart has been a Director of the Company since September 1988.

James L. Kehoe, 49, has been a Director of the Company since June 1991 and Chief Executive Officer of the Company since August 1993. Prior to that, he was President and Chief Executive Officer of Plasmaco, Inc., which he founded in 1987 and remained as President and CEO until July 1993. Plasmaco is involved in the development and manufacture of AC plasma flat panel displays. Mr. Kehoe is a director of Mid-Hudson Pattern for Progress, and Chairman of the Hudson Valley Technology Development Corporation. Prior to founding Plasmaco, Mr. Kehoe was employed for twenty-two years by International Business Machines Corp. ("IBM") where he held a variety of engineering and management positions.


DIRECTORS CONTINUING AS DIRECTORS
- ---------------------------------
The persons named below are currently serving as directors of the Company. Their terms expire at the 1997 Annual Meeting of Shareholders.

Dr. Harvey L. Berger, 57, has been a Director of the Company since June 1975. He was President of the Company from November 1981 to September 1984. He has again been President of the Company since September 1985. From September 1986 to September 1988, he also served as Treasurer. He was vice chairman of the Company from March 1981 to September 1985. He holds a Ph. D. in Physics from Rensselaer Polytechnic Institute and is a member of the Marist College Community Advisory Board.

Stephen E. Globus, 49, is Chairman and a Director of Globus Growth Group, Inc. a New York City based venture capital firm. Mr. Globus is on the Board of Directors of Tinsley Laboratories of Richmond, California. He is also a General Partner of Tsai Globus Bio Ventures, a venture capital firm specializing in Health Care Sciences.

Directors are presently paid no fee for their service as Directors. The Board of Directors held five meetings in the fiscal year ended February 29, 1996. Each of the Directors attended at least 75% of the aggregate of meetings of the Board and committee meetings of which he was a member.

The Board of Directors has a nominating committee to research and determine candidates for nomination as directors of the Company (the "Nominating Committee"). The Nominating Committee presently consists of Messrs. Schwartz and Urquhart. The Nominating Committee held one meeting in the fiscal year ended February 29, 1996. The Nominating Committee will consider nominees recommended by shareholders; no special procedure needs to be followed in submitting such recommendation.

The Company has no Audit Committee or Compensation Committee.


EXECUTIVE COMPENSATION
- ----------------------
The following table sets forth the aggregate remuneration paid or accrued by the Company through February 29, 1996 for the Chief Executive Officer of the Company. No other executive officer received aggregate remuneration that equaled or exceeded $100,000 for the fiscal year ended February 29, 1996.

                                                     SUMMARY COMPENSATION TABLE
                                                     --------------------------


                                                         Annual Compensation                    Long Term
                                             ------------------------------------------       Compensation
                                                                           Other Annual    Awards, Securities
Name and Principal Position    Year          Salary ($)      Bonus ($)      Comp. ($)      Underlying Options (#)
- ------------------------------------------------------------------------------------------------------------------------

James L. Kehoe                 1996           $85,000         $5,625          $0                 10,000(2)
Chief Executive Officer
                               1995           $85,000         $    0          $0                 60,000

                               1994(1)        $36,056         $8,750          $0                      0

(1) Mr. Kehoe was employed by the Company on August 16, 1993.

(2) Under the terms of an employment agreement between the Company and Mr. Kehoe dated August 16, 1993, whereby Mr. Kehoe is entitled to receive options to purchase 10,000 shares of the Company's Common stock for each year the Company is profitable. These options were earned in fiscal 1996 and were granted by the Board of Directors at on June 3, 1996.

EMPLOYMENT AND CONSULTING  ARRANGEMENTS
- ---------------------------------------
Under the terms of an Employment Agreement dated October 23, 1983, as amended, Dr. Harvey L. Berger was to receive an annual salary of $100,000 plus incentive compensation equal to 3% of the Company's pretax profits in excess of $500,000. In October 1993, the Company entered into an agreement with Dr. Berger whereby his employment agreement, as amended, which would have expired on December 31, 1995, was substantially replaced with a letter agreement. The new letter agreement provided for an annual salary of $77,500 and incentive compensation of up to $10,000 based upon the Company's quarterly and annual profit performance. This annual salary and incentive compensation will be reviewed annually. In addition, a grant of options to purchase 150,000 shares of the Company's Common Stock at a purchase price of $2.75 per share, pursuant to the Company's 1983 Incentive Stock Option Plan (the "1983 Plan") survived the original employment agreement. 100,000 of such options were to expire on December 31, 1995, and the remaining 50,000 options were to expire on January 14, 1997. However Dr. Berger agreed that, upon shareholder approval of a new Stock Incentive Plan, he would cancel these 150,000 options and would receive 50,000 options under the new plan. Pursuant to this agreement, in January 1995, Dr. Berger was granted 50,000 options under the 1993 Stock Incentive Plan, (the "1993 Plan"), at a purchase price of $.38 per share and the options under the 1983 plan were canceled. Options under the 1993 Plan expire in January 2005.

Under the terms of an Employment Agreement dated as of August 16, 1993, James L. Kehoe is eligible to receive, subject to the performance of the Company, compensation at an annual rate of $90,626, $115,000, and $155,000 for Fiscal 1994, 1995, and 1996. This salary consists of $77,500, $85,000, and $115,000 in base salary plus $13,126, $30,000, and $40,000 in bonus payments based on the quarterly and annual profitability of the Company. In addition, the Company agreed, subject to the approval of the 1993 Plan by Shareholders, to grant Mr. Kehoe options to purchase 50,000 shares of Common Stock of the Company upon joining the Company, and options to purchase an additional 10,000 shares per year if the Company is profitable for the Fiscal 1994, 1995, and 1996 periods. Pursuant to this agreement, in January 1995, Mr. Kehoe was granted 60,000 options under the 1993 Plan at a purchase price of $.38 per share and in June 1966 Mr. Kehoe was granted 10,000 options at $.82 per share on June 3, 1996. Mr. Kehoe's employment as the CEO of the Company is at the discretion of the Company's board of directors.

Under the terms of an Employment Agreement dated as of August 27, 1993, J. Duncan Urquhart receives an annual salary of $52,700 and incentive compensation of up to $7,000 based upon the Company's quarterly and annual profit performance. This annual salary and incentive compensation is to be reviewed annually. In addition, the Company agreed, subject to the approval of the 1993 Plan by Shareholders, to grant Mr. Urquhart options to purchase 25,000 shares of Common Stock of the Company. Pursuant to this agreement, in January 1995, Mr. Urquhart was granted 25,000 options under the 1993 Stock Incentive Plan, at a purchase price of $.38 per share. Options under the 1993 Plan expire in January 2005.

Under the terms of a Consulting Agreement dated as of March 1, 1993, Samuel Schwartz received consulting compensation totaling $26,000 per year. Mr. Schwartz's compensation as a consultant is at the discretion of the Company's Board of Directors. The Board of Directors and Mr. Schwartz agreed to terminate the Consulting Agreement effective February 29, 1996.

Stock Option Plans
- ------------------
On November 2, 1983, the shareholders of the Company adopted the 1983 Plan. An aggregate of 1,000,000 shares of Common Stock was reserved for issuance pursuant to the Plan, as amended. The 1983 Plan expired by its terms on May 22, 1993. During fiscal 1996 all of the outstanding options under the 1983 Plan were cancelled.

On September 19, 1994 the shareholders of the Company adopted the 1993 Plan. An aggregate of 750,000 shares of common Stock was reserved for issuance pursuant to the 1993 Plan. As of May 17, 1996 there were outstanding options to purchase an aggregate of 301,000 shares of common stock at $.38 per share.

Shown below is information with respect to individual grants of stock options made during the last completed fiscal year to the executive officer named in the Summary Compensation Table.


                                                  OPTION GRANTS IN LAST FISCAL YEAR
                                                  ---------------------------------

                          Individual Grants                                     Potential realizable value at
                                                                                   assumed annual rates of
                                                                                   stock price appreciation
                                                                                       for option term(1)
- ------------------------------------------------------------------------------------------------------------------


                     Number of         Percent of        Exercise
                     securities      total options          or        Expiration
     Name            underlying         granted         base price      date(2)      5%  ($)     10% ($)
                      options         to employees        ($/Sh)
                     granted (#)     in fiscal year

James L. Kehoe        10,000(3)            16%             $.82         6/2/06       $8,610      $9,020


(1) The assumed annual rates of stock price appreciation of 5% and 10% are set by Securities and Exchange Commission rules, and are not intended as a forecast of possible future appreciation in stock prices.

(2) These shares become exercisable as to 45% after one year, an additional 35% after two years, and the remaining 20% after the third year.

(3) These options were earned in fiscal 1996 and were granted by the Board of Directors on June 3, 1996.

Shown below is information with respect to exercises of stock options during the last completed fiscal year by the executive officer named in the Summary Compensation Table and the fiscal year-end value of unexercised options.


    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
    ------------------------------------------------------------------------

                                              Number of
                                              securities            Value of
                                              underlying           unexercised
                                              unexercised         in-the-money
                                             options at            options at
                                           fiscal year-end       fiscal year-end
                                                  (#)                  ($)
                                           -------------------------------------
                   Shares      Value         Exercisable/          Exercisable
     Name       acquired on  realized ($)   unexercisable         unexercisable


James L. Kehoe       0            0        54,500 / 15,500(1)    30,656 / 3,094


(1) Includes 10,000 options earned in fiscal 1996 and granted by the Board of Directors on June 3, 1996.


Board Report on Executive Compensation
- --------------------------------------
The compensation of the executive officers of the Company is set by the Board of Directors upon recommendation of the Chairman, Samuel Schwartz, at levels competitive with executive officers with comparable qualifications, experience and responsibilities at other similar businesses. Such individuals receive a base salary, and incentive compensation based on the achievement of certain operating objectives.

                               BOARD OF DIRECTORS:
                                Harvey L. Berger
                                 James L. Kehoe
                                Stephen E. Globus
                                 Samuel Schwartz
                               J. Duncan Urquhart



Compensation Committee Interlocks and Insider Participation
- -----------------------------------------------------------
The Board of Directors does not have a Compensation Committee. Accordingly the entire Board of Directors determined executive compensation during the fiscal year ended February 29, 1996. All of the Directors of the Company, including Mr. Schwartz, except Mr. Globus, were executive officers of the Company.


Performance Graph
- -----------------
The table below compares five-year cumulative total return for a shareholder investing $100 in the Company on February 28, 1991, with the Standard & Poor's 500 Composite Index, a performance indicator of the overall stock market, and the Standard & Poor's index of Manufacturing Diversified Industrials, an index of the Company's peer groups, assuming reinvestment of all dividends.


                       COMPARISON OF FIVE YEAR CUMULATIVE
                    RETURN AMONG SONO-TEK CORP S&P 500 INDEX
              AND S&P MANUFACTURING DIVERSIFIED INDUSTRIALS INDEX


                                                       S&P Manufacturing
                           Sono-Tek       S&P       Diversified Industrials
Measurement Period       Corporation   500 Index            Index
- ------------------       -----------   ---------    -----------------------

Measurement Pt-02/28/91      $100        $100                $100

FYE 02/29/92                 $170        $116                $112
FYE 02/28/93                 $ 95        $128                $121
FYE 02/28/94                 $ 45        $139                $148
FYE 02/28/95                 $ 55        $149                $157
FYE 02/29/96                 $ 48        $201                $227




Beneficial Ownership of Shares
- ------------------------------
The following information is furnished as of May 17, 1996 to indicate beneficial ownership of the Company's Common Stock by each director and nominee, by all directors and executive officers as a group and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock. Such information has been furnished to the Company by the indicated owners. Unless otherwise indicated, the named person has sole voting and investment power.

Name (and address if              Amount
   more than 5%)  of           Beneficially
   Beneficial owner               Owned             Percent
   ----------------               -----             -------

**Harvey L. Berger               344,200(1)           8.1%

**James L. Kehoe                  82,800(2)           1.9%

**Samuel Schwartz                291,066(3)           6.8%

**J. Duncan Urquhart              11,250(4)             *

Stephen E. Globus                   None               --

All Executive Officers and
Directors as a Group              729,316(5)         17.0%
- --------------------------------------------------------------------------------

                                  Amount
                               Beneficially
Additional 5% owners:             Owned             Percent
- ---------------------             -----             -------

Carl Levine                       317,500(6)          7.6%
54 West 74th Street
New York, NY 10023

Herbert Spiegel                   259,487(7)          6.0%
425 East 58th Street
New York, NY 10032


*  Less than 1%

**c/o Sono-Tek Corporation, 2012 Route 9W, #3, Milton, NY 12547.

(1) Includes 4,000 shares in the name of Dr. Berger's wife and includes options to purchase 22,500 shares under the 1993 Plan

(2) Includes options to purchase 54,500 shares under the 1993 Plan.

(3) Assumes the conversion of a 4-year convertible secured subordinated promissory note in the principal sum of $50,000 into 71,400 shares of Common Stock but does not assume the exercise of a warrant Mr. Schwartz would receive upon said conversion, which warrant would be exercisable at $1.50 per share for an additional 71,400 shares of Common Stock. The note was part of an aggregate of $530,000 of said notes sold by the Company in November 1993 in a private placement with accredited investors.

(4) Includes options to purchase 11,250 shares under the 1993 Plan.

(5) Assumes the conversion of 4-year convertible subordinated promissory notes into an aggregate of 71,400 shares and includes options to purchase 88,250 shares under the 1993 Plan.

(6) Includes 5,500 shares in the name of Mr. Levine's wife.

(7) Assumes the conversion of a 4-year convertible secured subordinated promissory note in the principal sum of $65,000 into 92,820 shares of Common Stock as discussed in footnote 3 above.

Certain Transactions
- --------------------
The Company's Poughkeepsie, New York premises were leased from a partnership owned by Carl Levine, a significant shareholder, and his brothers. The original lease, which was scheduled to expire in October 1994, provided for an annual rental of $64,700, plus real estate tax escalations. In October, 1992, the payment terms of this lease were modified to provide for reduced monthly payment of $4,000 per month for the remaining 25 months of the lease in exchange for 36,000 shares of restricted Sono-Tek Common Stock. This stock was valued at $28,800 and was charged to operations during the year ended February 28, 1994. Rent expense under this lease was approximately $27,000 and $64,000 for the years ended February 28, 1994 and 1993, respectively, and $85,000 for the year ended February 29, 1992. In August of 1993, the Company terminated this lease. Upon termination of the lease, the Company agreed to a payment of $89,780 (including past due rents) $60,000 to be paid in installments, including interest, over 36 months beginning in May of 1994.



                 ITEM 2. RATIFICATION OF APPOINTMENT OF AUDITORS
                 -----------------------------------------------

The Board of Directors has appointed Anchin, Block & Anchin, Certified Public Accountants, to audit the books of account and other records of the Company for the fiscal year ending February 28, 1997. Said firm has served in this capacity since Fiscal Year ended February 28, 1994. In the event of a negative vote, the Board of Directors will reconsider its election. Representatives of Anchin, Block & Anchin are expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and to make a statement if they desire to do so.


THE  BOARD  OF  DIRECTORS   RECOMMENDS  THAT  THE  SHAREHOLDERS   VOTE  FOR  THE
RATIFICATION OF THE APPOINTMENT OF ANCHIN, BLOCK AND ANCHIN.




                              ITEM 3. OTHER MATTERS
                              ---------------------

The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

Expenses
- --------
The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting will be borne by the Company. The
Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expense of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and facsimile by officers and other regular employees of the Company but no additional compensation will be paid to such individuals.


Future Shareholder Proposals
- ----------------------------
The Company must receive at its offices any proposal which a shareholder wishes to submit to the 1997 annual meeting of shareholders before March 19, 1997, if the proposal is to be considered by the Board of Directors for inclusion in the proxy material for that meeting.

July 17, 1996

FORM OF PROXY CARD
- --------------------------------------------------------------------------------


                    FOR all nominees              WITHHOLD AUTHORITY
                    listed at right (except       to vote for all
                    as marked)                    nominees listed at right

                                                      Nominees:
1.The election of three (3)                              James L. Kehoe
  directors of the Company.                              Samuel Schwartz
                                                         J. Duncan Urquhart
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list to the right)

                                                     FOR    AGAINST    ABSTAIN
2.Ratify the appointment of Anchin, Block & Anchin as the Company's independent auditors.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted FOR Proposals 1 & 2.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED
ENVELOPE.

Your signature on this proxy is your acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated July 17, 1996.

SIGNATURE(S): _____________ Date: _____  SIGNATURE(S): ____________ Date: _____
               (Signature)                     (Signature if held jointly)

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If stockholder is a corporation, please sign in full corporate name by President or the authorized officer. If a partnership, please sign in partnership name by authorized person.

- --------------------------------------------------------------------------------






                              SONO-TEK CORPORATION
                 2012 Route 9W, Bldg. 3, Milton, New York, 12547
           This Proxy is solicited on behalf of the Board of Directors

The undersigned shareholder(s) of Sono-Tek Corporation, a corporation under the laws of the State of New York, hereby appoints Samuel Schwartz and J. Duncan Urquhart as my (our) proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them individually, to represent and to vote, as designated on the reverse, all of the shares of Sono-Tek Corporation, which the undersigned is or may be entitled to vote at the Annual Meeting of Shareholders to be held in the Crystal Room at the Ramada Inn, 1055 Union Avenue, Newburgh, New York 12550, at 9:00 A.M., New York time, on August 16, 1996, or any adjournment thereof. The Board of Directors recommends a vote FOR the following proposals.

                  IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE


- --------------------------------------------------------------------------------


















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





                            SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]


Check the appropriate box:

[  ]       Preliminary Proxy Statement
[  ]       Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))
[X ]       Definitive Proxy Statement
[  ]       Definitive Additional Materials
[  ]       Soliciting  Material Pursuant  to  Section  240.14a-11(c)  or Section
           240.14a-12

                              Sono-Tek Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x ]       $125 per Exchange Act  Rules 0.11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
             or Item 22(s)(2) of Schedule 14A.

[  ]       $500 per each party to the  controversy pursuant to Exchange Act Rule
             14a-6(i)(3).

[  ]       Fee computed  on  table  below per Exchange Act Rules 14a-6(i)(4) and
             0-11.

      (1)    Title of each class of securities to which transaction applies:
             ------------------------------------------------------------------

      (2)    Aggregate number of securities to which transaction applies:
             ------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and state how it was determined):
             ------------------------------------------------------------------


      (4)    Proposed maximum aggregate value of transaction:
             ------------------------------------------------------------------

      (5)    Total fee paid:
             ------------------------------------------------------------------





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




[  ]       Fee paid previously with preliminary materials.

[  ]       Check  box if  any part of the fee is offset as  provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)       Amount Previously Paid:
                     -----------------------------------------------------------

           (2)       Form, Schedule or Registration Statement No.:
                     -----------------------------------------------------------

           (3)       Filing Party:
                     -----------------------------------------------------------

           (4)       Date Filed:
                     -----------------------------------------------------------


Notes:











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